UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

American Realty Capital Properties, Inc. (the “Company”) previously filed a Current Report on Form 8-K on August 6, 2013 (the “Original Form 8-K”) which contained an earnings release relating to the quarter ended June 30, 2013, quarterly supplemental financial information and an earnings presentation which were filed as Exhibits 99.1, 99.2 and 99.3, respectively, providing financial, earnings and operating information relating to the quarter ended June 30, 2013 and certain earnings-related information for fiscal years 2013 and 2014. This amended Current Report on Form 8-K/A is being filed solely for the purpose of correcting certain printer errors relating to earnings information contained in Exhibits 99.1, 99.2 and 99.3 to the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 7.01. Regulation FD Disclosure.

On August 6, 2013, the Company filed a revised earnings release relating to the quarter ended June 30, 2013, revised quarterly supplemental financial information and a revised earnings presentation which are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this amended Current Report on Form 8-K/A. Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Revised Earnings Release dated August 6, 2013
99.2	Quarterly supplemental information for the period ending June 30, 2013
99.3	Revised Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

August 6, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors